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                                                                      EXHIBIT 24

                           SPECIAL POWER OF ATTORNEY


THE STATE OF TEXAS  )
                    )   KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT   )

     THAT WE, the undersigned, of Tarrant County, Texas, have made, constituted, and appointed, and by these presents do make, constitute, and appoint J. Andy Thompson, Ervin D. Cruce and F. D. Thompson, Jr., and each of them severally, our true and lawful attorneys and agents to execute in our name, place and stead (in any such capacity) the Annual Report on Form 10-K of Texas Security Bancshares, Inc. ("Form 10-K") for the fiscal year ended December 31, 1994, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name of and on behalf of each of the undersigned, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

     WITNESS OUR HANDS this 22nd day of February, 1995.



                                        \s\ Richard L. Brown
                                        ------------------------------------
                                        Richard L. Brown



                                        \s\ Ervin D. Cruce
                                        ------------------------------------
                                        Ervin D. Cruce



                                        \s\ Stuart W. Murff
                                        ------------------------------------
                                        Stuart W. Murff



                                        \s\ Nancy W. Smith
                                        ------------------------------------
                                        Nancy W. Smith



                                        \s\ C. Rhea Thompson
                                        ------------------------------------
                                        C. Rhea Thompson



                                        \s\ F. D. Thompson, Jr.
                                        ------------------------------------
                                        F. D. Thompson, Jr.



                                        \s\ J. Andy Thompson
                                        ------------------------------------
                                        J. Andy Thompson



                                        \s\ Kelly R. Thompson
                                        ------------------------------------
                                        Kelly R. Thompson